<PAGE 1>
                                                                  UNITED
          STATES
                                             SECURITIES AND EXCHANGE
          COMMISSION
                                                           WASHINGTON, D.C.
          20549

                                                                     FORM
          8-K

                             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
          OF THE
                                                       SECURITIES EXCHANGE
          ACT OF 1934

                        Date of Report (Date of earliest event reported)
                      October 20, 1999

                                   IBM CREDIT CORPORATION
                         _________________________________________________
                              (Exact Name of Registrant as Specified in
          Charter)


                 Delaware                            1-8175
          22-2351962
          ____________________________       _____________
          _____________________
          (State or Other Jurisdiction             (Commission      (IRS
          Employer
             of Incorporation)                     File Number)
          Identification No.)

                North Castle Drive, MS NCA-306






                       Armonk, New York
                 10504-1785
          __________________________________________
          ___________
            (Address of Principal Executive Offices)
             (Zip Code)

          Registrant's telephone number, including area code (914)765-1900


                                   Not Applicable

          _____________________________________________________________
                         (Former Name or Former Address, if changed Since Last Report)


          Item 5.  Other Events

          The Registrant's press release dated October 20, 1999, regarding its financial results and selected balance sheet information as of and for the period ended September 30, 1999, is attached.

          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                                                                IBM CREDIT
          CORPORATION

          (Registrant)

                                                               By:



          ______________________________
                                                       Name:  John V.
          Palermo, Jr.
          Date: October 20, 1999                            Title:
          Controller and Treasurer

          FOR IMMEDIATE RELEASE

                                                                  Contact:
          Robert Braun

               IBM Credit Corporation

               914-765-6560







               rbraun@us.ibm.com


              IBM CREDIT CORPORATION REPORTS 1999 THIRD-QUARTER RESULTS



               NORTH CASTLE, New York, October 20, 1999 . . . IBM Credit

          Corporation today reported third-quarter 1999 net earnings of

          $102.3 million, an increase of 28 percent, compared with $79.9 million for the same 1998 period.  The return on average equity was 20.1 percent, compared with 17.2 percent in the third quarter of 1998.

               In the third quarter of 1999, new customer financing

          originations*  for acquisition of information technology products and services decreased 7 percent to $1.49 billion, compared with

          $1.60 billion in the third quarter of 1998.  New commercial financing originations,  providing working capital for inventory and accounts receivable financing, increased by 1 percent to

          $3.77 billion in the third quarter of 1999, compared with $3.72 billion for the same 1998 period.

               At September 30, 1999 , total assets were $16.2 billion,

          compared with $16.4 billion at December 31, 1998, a decrease of 1 percent.  Retained earnings at September 30, 1999, were $1.6 billion, compared with $1.4 billion at December 31, 1998, an increase of 14 percent.



                                       -more-






                                         -2-

               For the first nine months of 1999, net earnings were $296.0 million, an increase of 30 percent, compared with $227.2 million for the same period in 1998.  For the first nine months of 1999,

          customer financing originations* increased by 8 percent to $4.82 billion, compared with $4.48 billion for the first nine months of

          1998.  For the first nine months of 1999, commercial  financing originations increased by 7 percent to $10.64 billion, compared with $9.99 billion for the same 1998 period.

               IBM Credit Corporation in the United States is part of the worldwide IBM Global Financing organization.  IBM Global

          Financing offers businesses of all sizes leasing and financing solutions for hardware, software and services acquired from IBM and IBM Business Partners.  Serving customers in more than 40 countries, IBM Global Financing provides a broad array of asset management services.  In addition, IBM Global Financing provides flexible commercial financing offering for inventory, accounts receivable and acquisition financing to resellers and

          remarketers.  Visit the IBM Global Financing home page at

          www.ibm.com/financing.

          Forward-Looking and Cautionary Statements

               Except for the historical information and discussions

          contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the

          Private Securities Litigation Reform Act of 1995.  These

          statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and

          Exchange Commission.

          *New customer financing originations reflect assets either owned or managed by IBM Credit Corporation.



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